                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                      ------------------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                   Securities Exchange Act of 1934, as amended


                          Date of Report: April 8, 2004
                          -----------------------------
                        (date of earliest event reported)



                    GMAC COMMERCIAL MORTGAGE SECURITIES, INC.
               --------------------------------------------------
               (Exact name of Registrant as Specified in Charter)

               Delaware                               333-107510-02                          23-2811925
               --------                               -------------                          ----------
            (State or Other                           (Commission                         (I.R.S. Employer
    Jurisdiction of Incorporation)                   File Number)                      Identification Number)


                                 200 Witmer Road
                           Horsham, Pennsylvania 19044
                    (Address of Principal Executive Offices)
                                   (Zip Code)

       Registrant's telephone number, including area code: (215) 328-3164
                                                           --------------

                                 Not Applicable
                                 --------------
          (Former Name or Former Address, if Changed Since Last Report)

Items 1 through 4, Item 6, Item 8 and Item 9 are not included because they are not applicable.

Item 5.  Other Events

Filing of Computational Materials

         In connection with the proposed offering of the GMAC Commercial Mortgage Securities, Inc. Mortgage Pass-Through Certificates, Series 2004-C1 (the "Certificates"), Morgan Stanley & Co. Incorporated, Deutsche Bank Securities Inc., GMAC Commercial Holding Capital Corp. and Greenwich Capital Markets Inc., as underwriters (collectively, the "Underwriters"), have prepared certain materials (the "Computational Materials") for distribution to potential investors. Although GMAC Commercial Mortgage Securities, Inc. (the "Company") provided the Underwriter with certain information regarding the characteristics of the mortgage loans (the "Mortgage Loans") in the related portfolio, the Company did not participate in the preparation of the Computational Materials.

         For purposes of this Form 8-K, "Computational Materials" shall mean computer generated tables and/or charts displaying, with respect to the Certificates, any of the following: yield; average life; duration, expected maturity; interest rate sensitivity; loss sensitivity; cash flow characteristics; background information regarding the Mortgage Loans; the proposed structure; decrement tables; or similar information (tabular or otherwise) of a statistical, mathematical, tabular or computational nature. The Computational Materials listed as Exhibits 99.1 hereto are filed herewith.

                                      -2-

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Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

(a)      Not applicable.

(b)      Not applicable.

(c)      Exhibits:

         99.1 Computational Materials prepared by the Underwriters in connection with the sale of the Publicly Offered Certificates of the Registrant.

                                      -3-
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                                   SIGNATURES


                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              GMAC COMMERCIAL MORTGAGE
                              SECURITIES, INC., Registrant



                              By:  /s/David Lazarus
                                   -------------------------------------
                                   Name: David Lazarus
                                   Title: Vice President




Date:    April 9, 2004

EXHIBIT INDEX

Exhibit No.       Description of Exhibit
-----------       ----------------------

99.1 Computational Materials prepared by the Underwriters in connection with the sale of the Publicly Offered Certificates of the Registrant.